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                                                     SCHEDULE TO EXHIBIT 10.___


                           MORRISON KNUDSEN CORPORATION

                      SCHEDULE OF INDEMNIFICATION AGREEMENTS


                  Name                           Date of Agreement
                  ----                           -----------------

              Agee, William J.                   February 13, 1987
              Arrillaga, John                    October 10, 1990
              Brandon, Brent D.                  November 5, 1993
              Brigham, Douglas L.                August 6, 1993
              Brzezinski, Zbigniew               February 8, 1994
              Carmichael, Gilbert E.             March 28, 1994
              Channer, David A.                  February 9, 1995
              Clark, William P.                  May 13, 1994
              Cleary, James F. (Jr.)             August 6, 1993
              Crockett, Gregg A.                 July 27, 1995
              Fox, Lindsay E.                    February 28, 1992
              Gorman, Edmund J.                  February 9, 1990
              Grant, Stephen R.                  May 5, 1989
              Hanks, Stephen G.                  February 9, 1990
              Hemmeter, C. B.                    May 5, 1989
              Henderson, Alvia L.                July 27, 1995
              Howland, Mark E.                   February 8, 1994
              Kealey, Thomas F.                  October 6, 1994
              Lynch, Peter S.                    May 5, 1989
              McCabe, Robert A.                  February 13, 1987
              Miller, Robert S. (Jr.)            April 1, 1995
              Peden, Irene C.                    August 3, 1990
              Roche, Gerard R.                   August 3, 1990
              Rogers, John W.                    February 5, 1993
              Sarsten, Gunnar E.                 October 10, 1990
              Simpson, Charles                   February 9, 1996
              Slavich, Denis M.                  March 8, 1995
              Tinstman, Robert A.                February 9, 1995
              Ueberroth, Peter V.                August 3, 1989
              Zarges, Thomas H.                  July 27, 1995